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                                                                    EXHIBIT 99.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report on Form 10-K of Genaissance Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Joseph Keyes, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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                                                            /s/ JOSEPH KEYES
                                                            -------------------------------------------
                                                            Joseph Keyes
March 31, 2003                                              Chief Financial Officer
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    A signed original of this written statement required by Section 906 has been provided to Genaissance Pharmaceuticals, Inc. and will be retained by
Genaissance Pharmaceuticals, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.